Exhibit 10.13

Amendment No. 5 to

OPERATIONS GROUP

SUBCONTRACT AGREEMENT

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

This Amendment No. 5 to the Operations Group Subcontract Agreement (hereinafter “Agreement”) between ALCATEL USA Marketing, Inc., (hereinafter “ALCATEL USA”) and Goodman Networks (G-Net) (hereinafter “Seller”) modifies the Agreement to the extent below.

1.	Replace G.) in Attachment Ito Exhibit C to read

“Car rental shall be invoiced at *****.”

2.	All other terms and conditions remain unchanged.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the last date below.

GOODMAN NETWORKS (G-Net)		ALCATEL USA MARKETING, INC.
(SELLER)

By:	/s/ John Goodman	By:	/s/ Diane Taylor
Name:	John Goodman	Name:	Diane Taylor
Title:	COO	Title:	Sr. Manager Subcontractor Administration
Date:	08/05/2002	Date:	08/19/2002

Operation Group – Subcontract Agreement

Amendment 5

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.